                         SECURITIES AND EXCHANGE  COMMISSION

                               WASHINGTON  D.C. 20549


                                      FORM 8-K
                                      --------


                                   CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)  OF THE
                          SECURITIES AND EXCHANGE ACT OF 1934

             Date of Report (Date of Earliest Event Reported):  July 16, 1996
                                                                -------------





                                    Summit Bancorp.
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)


                New Jersey              1-6451              22-1903313
   -------------------------------------------------------------------------
   (State or other jurisdiction of     (Commission         (I.R.S. Employe
    incorporation  or organization)    File number)      Identification No.)




                         301 Carnegie Center, P. O. Box 2066
                           Princeton, New Jersey 08543-2066
                      ----------------------------------------
                      (Address of Principal Executive Offices)
                                     (Zip Code)


                                   (609) 987-3200
                  ----------------------------------------------------
                  (Registrant's Telephone Number, including Area Code)

Item 5.  Other  Events.
         --------------

 		        On July 16, 1996 the Registrant reported its financial condition and results of operations for the six months and three months ended June 30, 1996. Filed herewith as Exhibit (99.1) are consolidated balance sheets at June 30, 1996, December 31, 1995 and June 30, 1995, consolidated statements of income for the six months and the three months ended June 30, 1996 and 1995, and notes to consolidated balance sheets and income statements. These financial statements are hereby incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

			        (c.) Exhibits



				            (99.1) Consolidated balance sheets at June 30, 1996,
                       December 31, 1995 and June 30, 1995.
                       Consolidated statements of income for the six months
   	                   and the three months ended June 30, 1996 and 1995.
                       Notes to consolidated balance sheets and income
                       statements.

                                SIGNATURE
                                ---------


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







Dated:  July 24, 1996 		                 	SUMMIT BANCORP.



                                  					By:   /s/  William J. Healy
                                             ---------------------
  					                                           William J. Healy

			                                 	Executive Vice President and Comptroller
					                                         (Chief Accounting Officer)

                                                                                                           Exhibit (99.1)
                                                                                                                  Page 1
                                                    SUMMIT BANCORP.
                                              CONSOLIDATED BALANCE SHEETS
                                                      Unaudited
                                                (dollars in thousands)

                                                                                 June 30,     December 31,     June 30,
                                                                                   1996           1995           1995
                                                                              -------------   ------------   ------------
Assets
Cash and cash equivalents:
    Cash and due from banks                                                $     1,317,647 $    1,337,718 $    1,344,387
    Federal funds sold and securities purchased under agreements to resell          62,517        161,650        183,868
                                                                              -------------   ------------   ------------
        Total cash and cash equivalents                                          1,380,164      1,499,368      1,528,255
Interest bearing deposits with banks                                                21,269         18,329         13,288
Trading account securities                                                          16,271         28,637         42,700
Securities available for sale                                                    2,370,337      2,408,065        925,056
Securities held to maturity:
    U.S. Government and Federal agencies                                         1,594,937      1,261,172      2,456,811
    States and political subdivisions                                              253,856        271,621        333,479
    Other securities                                                             1,460,725      1,514,287      1,933,386
                                                                              -------------   ------------   ------------
        Total securities held to maturity                                        3,309,518      3,047,080      4,723,676
Loans (net of unearned discount):
    Commercial                                                                   5,402,011      5,321,047      5,259,333
    Residential mortgage                                                         3,633,411      3,296,818      2,908,839
    Commercial mortgage                                                          2,391,417      2,315,384      2,233,322
    Consumer                                                                     3,322,828      3,086,325      2,819,591
                                                                              -------------   ------------   ------------
        Total loans                                                             14,749,667     14,019,574     13,221,085
    Less: Allowance for loan losses                                                276,017        279,034        290,366
                                                                              -------------   ------------   ------------
        Net loans                                                               14,473,650     13,740,540     12,930,719
Premises and equipment                                                             212,337        206,691        210,401
Assets held for accelerated disposition                                              5,055         16,650         30,044
Accrued interest receivable                                                        106,252        132,441        119,703
Other real estate owned, net                                                        23,262         24,295         37,252
Due from customers on acceptances                                                   17,799         26,740         20,101
Other assets                                                                       450,873        388,099        371,601
                                                                              -------------   ------------   ------------
Total Assets                                                               $    22,386,787 $   21,536,935 $   20,952,796
                                                                              =============   ============   ============
Liabilities and Shareholders' Equity
Deposits:
    Non-interest bearing demand deposits                                   $     3,817,786 $    3,873,801 $    3,731,503
    Interest bearing deposits:
        Savings and time deposits                                               13,590,365     13,373,864     12,943,148
        Commercial certificates of deposit $100,000 and over                       790,315        707,438        510,978
                                                                              -------------   ------------   ------------
            Total deposits                                                      18,198,466     17,955,103     17,185,629
Commercial paper                                                                    48,734         38,503         45,947
Other borrowed funds                                                             1,512,624      1,004,053      1,252,686
Long-term debt                                                                     392,863        424,862        522,890
Accrued interest payable                                                            47,507         45,567         53,985
Bank acceptances outstanding                                                        17,799         26,740         20,101
Accrued expenses and other liabilities                                             309,013        239,791        243,234
                                                                              -------------   ------------   ------------
            Total liabilities                                                   20,527,006     19,734,619     19,324,472
Shareholders' equity:
    Preferred stock without par value:
        Series B: Authorized 1,200,000; issued and outstanding 600,166 in
                  1996 and 1995, adjustable-rate cumulative, $50 stated value       30,008         30,008         30,008
        Series C: Authorized 800,000; issued and outstanding 504,481 in
                  1996 and 1995, adjustable-rate cumulative, $25 stated value       12,612         12,612         12,612
    Common stock par value $1.20:
        Authorized 130,000,000 shares; issued and outstanding 93,712,791 at June 30, 1996; 88,471,028 at December 31, 1995 and
        85,719,170 at June 30, 1995                                                112,455        106,165        102,863
    Surplus                                                                        874,976        826,788        742,308
    Retained earnings                                                              838,416        821,579        745,010
    Net unrealized gain (loss) on securities, net of tax                            (8,686)         5,164         (4,477)
                                                                              -------------   ------------   ------------
        Total shareholders' equity                                               1,859,781      1,802,316      1,628,324
                                                                              -------------   ------------   ------------
Total Liabilities and Shareholders' Equity                                 $    22,386,787 $   21,536,935 $   20,952,796
                                                                              =============   ============   ============

See accompanying Notes to Consolidated Balance Sheets and Income Statements.



                                                                                                                     Exhibit (99.1)
                                                                                                                            Page 2

                                                         SUMMIT BANCORP.
                                                CONSOLIDATED STATEMENTS OF INCOME
                                                            Unaudited
                                           (dollars in thousands, except per share data)
                                                                                   Six Months Ended          Three Months Ended
                                                                                       June 30,                    June 30,
                                                                              -------------------------   -------------------------
                                                                              1996          1995          1996          1995
                                                                              -----------   -----------   -----------   -----------
Interest Income
  Interest and fees on loans                                                $    591,315  $    554,215  $    296,186  $    280,794
  Interest on securities held to maturity:
      Taxable                                                                     93,449       135,011        46,471        68,041
      Tax-exempt                                                                   9,356        11,663         4,795         5,751
  Interest on securities available for sale                                       76,535        31,014        37,324        15,364
  Interest on Federal funds sold and securities
    purchased under agreements to resell                                           1,613         3,968           498         3,256
  Interest on trading account securities                                             919           804           351           538
  Interest on deposits with banks                                                    412           375           221           146
                                                                              -----------   -----------   -----------   -----------
      Total interest income                                                      773,599       737,050       385,846       373,890
Interest Expense
  Interest on savings and time deposits                                          242,920       228,530       119,319       120,211
  Interest on commercial certificates of deposit
    $100,000 and over                                                             20,901        18,464        10,360         9,466
  Interest on borrowed funds                                                      55,677        59,756        28,057        29,501
                                                                              -----------   -----------   -----------   -----------
      Total interest expense                                                     319,498       306,750       157,736       159,178
                                                                              -----------   -----------   -----------   -----------
      Net interest income                                                        454,101       430,300       228,110       214,712
  Provision for loan losses                                                       31,000        33,150        15,500        16,950
                                                                              -----------   -----------   -----------   -----------
      Net interest income after provision for loan losses                        423,101       397,150       212,610       197,762
Non-Interest Income
  Service charges on deposit accounts                                             47,837        42,345        24,381        21,325
  Service and loan fee income                                                     20,695        15,948        10,126         8,700
  Trust income                                                                    18,812        16,463         9,569         8,131
  Securities gains                                                                 2,263         5,046         1,506         2,820
  Trading account gains                                                              106           667            75           303
  Other                                                                           31,388        27,439        17,181        14,639
                                                                              -----------   -----------   -----------   -----------
      Total non-interest income                                                  121,101       107,908        62,838        55,918
Non-Interest Expenses
  Salaries                                                                       125,022       124,319        62,030        62,027
  Pension and other employee benefits                                             44,044        44,824        20,117        22,527
  Occupancy, net                                                                  38,474        34,950        18,233        17,237
  Furniture and equipment                                                         31,672        29,862        16,039        15,129
  FDIC assessment                                                                  2,465        18,626         1,239         9,313
  Other real estate owned expenses                                                 4,241         3,702         1,942         1,649
  Advertising and public relations                                                 7,932         8,701         4,200         4,479
  Restructuring charges                                                          110,700             -             -             -
  Other                                                                           67,809        59,707        35,824        29,957
                                                                              -----------   -----------   -----------   -----------
      Total non-interest expenses                                                432,359       324,691       159,624       162,318
                                                                              -----------   -----------   -----------   -----------
      Income before income taxes                                                 111,843       180,367       115,824        91,362
  Federal and state income taxes                                                  38,718        64,830        40,460        33,092
                                                                              -----------   -----------   -----------   -----------
Net Income                                                                  $     73,125  $    115,537  $     75,364  $     58,270
                                                                              ===========   ===========   ===========   ===========

Net Income Per Common Share                                                 $       0.77  $       1.34  $       0.80  $       0.68
                                                                              ===========   ===========   ===========   ===========

Average Common Shares Outstanding (in thousands)                                  93,354        85,386        93,574        85,563
                                                                              ===========   ===========   ===========   ===========

Note: Certain prior period amounts have been reclassified for comparative purposes.

See accompanying Notes to Consolidated Balance Sheets and Income Statements.


                                                               Exhibit (99.1)
                                                                      Page 3

                                   SUMMIT BANCORP.

       Notes to Consolidated Balance Sheets and Income Statements (Unaudited)


1.)  Acquisitions

On March 1, 1996, UJB Financial Corp. completed its acquisition
of The Summit	Bancorporation, and the company changed its
name to Summit Bancorp.  This acquisition	was accounted for as
a pooling of interests and all financial information has been
restated	to reflect the combined results of operations.  On
January 16, 1996, The Summit	Bancorporation acquired Garden
State Bancshares, Inc. ("Garden State") and on February 	23,
1996, UJB Financial Corp. acquired The Flemington National Bank
and Trust	Company ("Flemington").  Both of these acquisitions
were accounted for as poolings ofinterests.  However, because these acquisitions were considered immaterial to Summit
Bancorp., the Flemington and Garden State transactions were
recorded as adjustments to	beginning shareholders' equity at
January 1, 1996, without restating the consolidated	financial
statements for 1995 and prior.


2.)  Restructuring Charges

Restructuring charges were recorded in the first quarter for
merger-related expenses of	$89.0 million for The Summit
Bancorporation, $4.3 million for The Flemington National	Bank
and Trust Company and $7.9 million for Garden State Bancshares.
Also included in	the restructuring charges was $9.5 million of
branch-related expenses recorded in	conjunction with an
announced agreement to open 70 in-store supermarket branches.